UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 17, 2011

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136 No.	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
www.homeproperties.com
(Address of principal executive offices and internet site)

(585) 546-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HOME PROPERTIES, INC.

CURRENT REPORT
ON FORM 8-K/A

Item 2.01.                      Completion of Acquisition of Assets

On October 31, 2011, Home Properties, Inc. (“the Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated October 17, 2011, reporting that during the period from April 19, 2011, through October 17, 2011, the Company acquired in separate transactions six properties consisting of 2,202 apartment units for an aggregate cash purchase price of approximately $387.8 million.

On November 30, 2011, the Company closed on an acquisition of a multifamily apartment community referred to as The Courts at Dulles, located in Herndon, Virginia.  The property, which is comprised of 411 apartment units, was acquired for $92.8 million, or approximately $226,000 per unit.  The property was built in 2000 and consists of 12 garden style buildings and a community center.  At closing, the property was 96% leased with monthly rents averaging $1,539 per unit.

On December 15, 2011, the Company closed on an acquisition of a multifamily apartment community referred to as The Gates of Deer Grove, located in Palatine, Illinois.  The property, which is comprised of 204 apartment units, was acquired for $20.2 million, or approximately $99,000 per unit.  The property was built in 1974 and consists of six garden style buildings and a clubhouse.  At closing, the property was 98% leased with monthly rents averaging $1,030 per unit.

These apartment community acquisitions are referred to as the “Acquired Communities” in this report, and are listed below (dollars in thousands):

		Date	Year	Number of	Acquisition	Cost
Apartment Community	Market	Acquired	Constructed	Units	Price	Per Unit
Hunters Glen	Baltimore	4/19/2011	1984	108	$7,000	$65
Waterview Apartments	Philadelphia	7/14/2011	1968	203	24,600	121
The Commons at Haynes Farm	Boston	7/15/2011	1991	302	40,500	134
The Apts at Cambridge Court	Baltimore	8/23/2011	1999-2002	544	90,400	166
Somerset Park	Suburban D.C.	10/11/2011	2006	108	20,250	188
Newport Village	Suburban D.C.	10/17/2011	1969	937	205,000	219
The Courts at Dulles	Suburban D.C.	11/30/2011	2000	411	92,750	226
The Gates of Deer Grove	Chicago	12/15/2011	1974	204	20,200	99
Totals				2,817	$500,700

Individually, each Acquired Community was not considered a significant acquisition at the time of the transaction or at the date of this filing under the rules governing the reporting of transactions on Form 8-K; however, these Acquired Communities in the aggregate were significant pursuant to Rule 3-14 of Regulation S-X.  The Company is therefore filing this Current Report on Form 8-K/A to include the required financial statements in accordance with Rule 3-14 of Regulation S-X for a majority of the Acquired Communities.  Newport Village and The Courts at Dulles are collectively referred to herein as the “Selected Acquisition Communities”.  The purchase price of the Selected Acquisition Communities is approximately 59% of the Acquired Communities and was selected for audit under Rule 3-14 of Regulation S-X.  As both Newport Village and The Courts at Dulles were purchased from the same seller and were under the same ownership and management for the periods presented, the required financial statements are being presented on a combined basis.

Item 2.01.                      Completion of Acquisition of Assets (continued)

In determining the price paid for the Acquired Communities, the Company considered the historical and expected cash flow from the properties, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the properties, the potential to increase their cash flow and other factors.  The Company also considered the capitalization rates at which it believes apartment properties have recently sold in the market, but determined the prices it was willing to pay for the properties primarily based on the factors discussed above.  No independent appraisals were performed in connection with the acquisitions.  The Company, after reasonable inquiry and investigation of the properties, is not aware of any material factors, other than those discussed above, that would cause the financial information reported not to be necessarily indicative of future expected operating results.  Neither the Company nor its affiliates are related to the sellers of the Acquired Communities.

Item 9.01.  Financial Statements and Exhibits.

a.	Financial statements of businesses acquired:

(1)	Audited combined statement of historical revenue and certain expenses for the year ended December 31, 2010 for the Selected Acquisition Communities.

(2)
Unaudited combined statement of historical revenue and certain expenses for the period January 1, 2011 through September 30, 2011 (the latest interim period prior to the date of acquisition) for the Selected Acquisition Communities.

None of the Acquisition Communities constitute a “significant subsidiary” pursuant to the Regulation S-X rules. The audited statement of revenue and certain expenses for the year ended December 31, 2010 and related unaudited financial information for the period through the latest interim period prior to the date of acquisition are presented herein only for the Selected Acquisition Communities, which represent a majority of the Acquisition Communities.

b.	Pro forma financial information:

(1)	Pro forma consolidated balance sheet of the Company as of September 30, 2011.

(2)	Pro forma consolidated statement of operations of the Company for the year ended December 31, 2010.

(3)	Pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2011.

(4)	Notes to pro forma consolidated financial statements.

c.	Exhibit

Exhibit 23.0	Consent of PricewaterhouseCoopers LLP

Report of Independent Auditors

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have audited the accompanying combined statement of historical revenue and certain expenses (the “Statement”) of Newport Village and The Courts at Dulles, (the “Properties”) for the year ended December 31, 2010.  This Statement is the responsibility of the Properties’ management.  Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Home Properties, Inc.) as described in Note 2 and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the combined historical revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2011

Newport Village and The Courts at Dulles
Combined Statements of Historical Revenue and Certain Expenses
(In thousands)

	For the Year Ended December 31, 2010	For the Nine Months Ended September 30, 2011 (unaudited)

Revenues:
Rental income	$21,581	$17,058
Property other income	2,479	2,032
	24,060	19,090

Expenses:
Operating and maintenance	6,573	4,961
Real estate taxes	2,338	1,981
	8,911	6,942

Revenues in excess of expenses	$15,149	$12,148

The accompanying notes are an integral part to the combined statements of revenue and certain expenses.

Newport Village and The Courts at Dulles
Notes to Combined Statements of Historical Revenue and Certain Expenses
For the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (Unaudited)

1.	OPERATIONS OF PROPERTIES

The accompanying combined statements of historical revenue and certain expenses (the “Statements”) include the operations (see “Basis of Presentation” below) of Newport Village and The Courts at Dulles, residential properties (the “Properties”) formerly owned and managed by parties not related to Home Properties, Inc. (the “Company”).  The Properties were purchased by the Company from an unaffiliated third party.

On October 17, 2011, the Company, through its subsidiary Home Properties, L.P., acquired Newport Village, a residential community located in Alexandria, Virginia, for total consideration of $205 million.

On November 30, 2011, the Company, through its subsidiary Home Properties, L.P., acquired The Courts at Dulles, a residential community located in Herndon, Virginia, for total consideration of $92.8 million.

The Properties were purchased from the same seller and were under the same ownership and management for the periods presented.  As such, the required financial statements are being presented on a combined basis in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.	BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Statements have been prepared on the accrual basis of accounting. The Statements are not representative of the actual operations of the Properties for the periods presented.  As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses, which may not be comparable to the proposed future operations of the Properties have been excluded. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense, impairment and other expenses unrelated to the future operations of the Properties.  The Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

The preparation of the Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, which approximates recognition on a straight-line basis over the related lease term.  Leases generally have terms of one year.  Bad debts are charged to revenue when they are deemed uncollectible.

Property Other Income

Other income is attributable to real estate service fees and is recorded when due from residents.  The real estate service fees include utility recovery charges, late charges, lease breakage fees, application fees, pet charges and other amenities.

Operating and Maintenance

Expenditures for repairs and maintenance items are expensed as incurred.

Newport Village and The Courts at Dulles
Notes to Combined Statements of Historical Revenue and Certain Expenses
For the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (Unaudited)

Real Estate Taxes

Real estate taxes are expensed over the period in which the taxes relate.

3.	COMMITMENTS AND CONTINGENCIES

The Properties are subject to legal claims and disputes in the ordinary course of business.  Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Properties’ revenue and certain operating expenses.

4.	INTERIM UNAUDITED COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

The accompanying interim combined statement of historical revenue and certain expenses for the nine months ended September 30, 2011 is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the interim period presented are not necessarily indicative of the results for the full year.

5.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through December 19, 2011, the date which the Statements were available to be issued, and noted no items requiring adjustment to the Statements or additional disclosure.

(b) Pro Forma Financial Information

The unaudited Pro Forma Consolidated Financial Statements (including notes thereto) are qualified in their entirety and should be read in conjunction with the financial statements included in Item 9.01(a) of the Current Report on Form 8-K/A.

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011, reflects the financial position of the Company as if the acquisitions described in the Notes to the unaudited Pro Forma Consolidated Financial Statements had been completed on September 30, 2011.  The unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 are presented as if the acquisition by the Company of the Selected Acquisition Communities (as defined in Item 2.01) had occurred on January 1, 2010.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 2010 and the nine months ended September 30, 2011, giving effect to the transactions described above. In management’s opinion, all adjustments necessary to reflect the above transactions have been made.  The unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Home Properties, Inc. Form 10- K filed February 25, 2011 for the year ended December 31, 2010.

The unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 are not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

HOME PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2011
(In thousands, except share and per share data)

	Home Properties, Inc. Historical (A)	Pro Forma Adjustments		Company Pro Forma
ASSETS
Real estate:
Land	$641,129	$71,914	(B)	$713,043
Construction in progress	49,511	-		49,511
Buildings, improvements and equipment	3,950,892	224,366	(B)	4,175,258
	4,641,532	296,280		4,937,812
Less: accumulated depreciation	(945,132)	-		(945,132)
Real estate, net	3,696,400	296,280		3,992,680
Cash and cash equivalents	204,076	(197,250)	(C)	6,826
Cash in escrows	35,082	-		35,082
Accounts receivable	11,048	-		11,048
Prepaid expenses	20,960	-		20,960
Deferred charges	12,605	-		12,605
Other assets	23,936	(11,030)	(B),(C)	12,906
Total assets	$4,004,107	$88,000		$4,092,107
LIABILITIES AND EQUITY
Mortgage notes payable	$2,352,783	$-		$2,352,783
Exchangeable senior notes	139,858	-		139,858
Unsecured line of credit	-	88,000	(C)	88,000
Accounts payable	21,389	-		21,389
Accrued interest payable	12,435	-		12,435
Accrued expenses and other liabilities	30,085	-		30,085
Security deposits	19,622	-		19,622
Total liabilities	2,576,172	88,000		2,664,172
Commitments and contingencies
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-		-
Common stock, $0.01 par value; 80,000,000 shares authorized; 48,264,115 shares issued and outstanding at September 30, 2011	482	-		482
Excess stock, $0.01 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-		-
Additional paid-in capital	1,543,138	-		1,543,138
Distributions in excess of accumulated earnings	(376,357)	-		(376,357)
Total common stockholders' equity	1,167,263	-		1,167,263
Noncontrolling interest	260,672	-		260,672
Total equity	1,427,935	-		1,427,935
Total liabilities and equity	$4,004,107	$88,000		$4,092,107
The accompanying notes are an integral part of these financial statements.

HOME PROPERTIES, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except share and per share data)

	Home Properties, Inc. Historical (D)	Selected Acquisition Communities (E)	Pro Forma Adjustments		Total Pro Forma Adjustments		Company Pro Forma
Revenues:
Rental income	$473,833	$21,581	$(57)	(F)	$21,524		$495,357
Property other income	42,640	2,479	-		2,479		45,119
Other income	106	-	-		-		106
Total revenues	516,579	24,060	(57)		24,003		540,582
Expenses:
Operating and maintenance	211,038	8,911	-		8,911		219,949
General and administrative	25,138	-	-		-		25,138
Interest	124,126	-	2,121	(G)	2,121		126,247
Depreciation and amortization	126,668	-	6,852	(H)	6,852		133,520
Other expenses	2,871	-	-	(I)	-		2,871
Total expenses	489,841	8,911	8,973		17,884		507,725
Income from continuing operations	26,738	15,149	(9,030)		6,119		32,857
Discontinued operations:
Income (loss) from discontinued operations	(407)				-		(407)
Gain (loss) on disposition of property	(13)				-		(13)
Discontinued operations	(420)				-		(420)
Net income	26,318				6,119		32,437
Net income attributable to noncontrolling interest	(6,237)				(1,460)	(J)	(7,697)
Net income attributable to common stockholders	$20,081				$4,659		$24,740

Basic earnings per share data:
Income from continuing operations	$0.56						$0.68
Discontinued operations	(0.01)						(0.01)
Net income attributable to common stockholders	$0.55						$0.67	(K)

Diluted earnings per share data:
Income from continuing operations	$0.55						$0.68
Discontinued operations	(0.01)						(0.01)
Net income attributable to common stockholders	$0.54						$0.67	(K)

Weighted average number of shares outstanding:
Basic	36,682,191						36,682,191
Diluted	37,169,886						37,169,886
The accompanying notes are an integral part of these financial statements.

HOME PROPERTIES, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(In thousands, except share and per share data)

	Home Properties, Inc. Historical (L)	Selected Acquisition Communities (M)	Pro Forma Adjustments		Total Pro Forma Adjustments		Company Pro Forma
Revenues:
Rental income	$391,145	$16,186	$-		$16,186		$407,331
Property other income	35,466	1,859	-		1,859		37,325
Other income	95	-	-		-		95
Total revenues	426,706	18,045	-		18,045		444,751
Expenses:
Operating and maintenance	167,352	6,683	-		6,683		174,035
General and administrative	22,865	-	-		-		22,865
Interest	98,590	-	1,586	(G)	1,586		100,176
Depreciation and amortization	105,534	-	4,536	(H)	4,536		110,070
Other expenses	1,738	-	-	(I)	-		1,738
Total expenses	396,079	6,683	6,122		12,805		408,884
Income from continuing operations	30,627	11,362	(6,122)		5,240		35,867
Discontinued operations:
Income (loss) from discontinued operations	-				-		-
Gain (loss) on disposition of property	-				-		-
Discontinued operations	-				-		-
Net income	30,627				5,240		35,867
Net income attributable to noncontrolling interest	(6,700)				(1,147)	(J)	(7,847)
Net income attributable to common stockholders	$23,927				$4,093		$28,020

Basic earnings per share data:
Income from continuing operations	$0.60						$0.71
Discontinued operations	-						-
Net income attributable to common stockholders	$0.60						$0.71	(N)

Diluted earnings per share data:
Income from continuing operations	$0.59						$0.69
Discontinued operations	-						-
Net income attributable to common stockholders	$0.59						$0.69	(N)

Weighted average number of shares outstanding:
Basic	39,743,267						39,743,267
Diluted	40,462,545						40,462,545
The accompanying notes are an integral part of these financial statements.

HOME PROPERTIES, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
 (Unaudited, in Thousands)

Pro Forma Consolidated Balance Sheet

(A)	Reflects the historical audited consolidated balance sheet for the Company as of September 30, 2011.

(B)
Reflects the purchase accounting of the Selected Acquisition Communities which were acquired in October and November 2011.  The purchase price of the Selected Acquisition Communities is allocated $71,914 to land, $224,366 to building and equipment, $609 to customer relationship intangible asset, $804 to in-place leases intangible asset and $57 to above market leasehold interest intangible deferred income.

(C)
Reflects the funding of the Selected Acquisition Communities which were acquired in October and November 2011.  The Company funded the acquisition with deposits of $12,500 made prior to September 30, 2011, cash on hand of $197, 250 and borrowings of $88,000 on the unsecured line of credit.

Pro Forma Consolidated Statements of Operations

(D)	Reflects the historical audited consolidated statement of operations for the Company for the year ended December 31, 2010.

(E)	Reflects the combined historical revenue and certain expenses of the Selected Acquisition Communities for the year ended December 31, 2010.

(F)	Reflects rental revenue of acquired in-place above market leases at their fair value over the weighted average remaining lease term of 6 months.

(G)	Reflects the interest expense related to the increase in the unsecured line of credit borrowing for purchase of the Selected Acquisition Communities.

(H)
Reflects depreciation and amortization related to each of the Selected Acquisition Communities, as appropriate.  The appliances have an estimated useful life of five years and the building has an estimated useful life of forty years.  Intangibles are amortized over a period of 6 months to 3 years.  The purchase price of the Selected Acquisition Communities is allocated $71,914 to land, $1,348 to appliances, $223,018 to building, $609 to customer relationship intangible asset, $804 to in-place leases intangible asset and $57 to above market leasehold interest intangible deferred income.

(I)
The acquisition costs expensed in connection with the Selected Acquisition Communities of $1,270 are not considered a pro forma adjustment, but were incurred and recorded in the fourth quarter of 2011 by the Company.

(J)	Reflects the adjustment to noncontrolling interest based upon the impact of the above pro forma adjustments on net income.

(K)	Pro forma income per common share is based upon the weighted average number of common shares outstanding during 2010.

(L)	Reflects the historical unaudited consolidated statement of operations for the Company for the nine months ended September 30, 2011.

HOME PROPERTIES, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
 (Unaudited, in Thousands)

(M)	Reflects the combined historical revenue and certain expenses of the Selected Acquisition Communities for the nine months ended September 30, 2011.

(N)	Pro forma income per common share is based upon the weighted average number of common shares outstanding during the nine months ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:	December 19, 2011

By:	/s/ Edward J. Pettinella
Edward J. Pettinella
President and Chief Executive Officer

Date:	December 19, 2011

By:	/s/ David P. Gardner
David P. Gardner
Executive Vice President and
Chief Financial Officer